 Exhibit 10.1

March 1, 2016

BAM Administrative Services LLC
1370 Avenue of the Americas, 32nd Floor
New York, New York 10019
Attention: Dhruv Narain

RJ Credit LLC
250 West 55th Street, 14th Floor
New York, New York 10019
Attention: David Steinberg

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention: Eliezer M. Helfgott, Esq.

Re: Consent and Agreement

Dear Messrs. Narain and Steinberg:

Reference is made to that certain Note Purchase Agreement, dated March 7, 2014 (the “NPA”), by and among BRe BCLIC Primary, BRe BCLIC Sub (“BCLIC Sub”), BRe WNIC 2013 LTC Primary (“WNIC Primary”), BRe WNIC 2013 LTC Sub (“WNIC Sub”), Heartland Bank (“Heartland”) and RJ Credit LLC (“RJC”) (collectively, the “Purchasers”), BAM Administrative Services LLC, as agent for the Investors (the “Agent”), and PEDEVCO Corp. (the “Company” and, together with each of the Company’s Subsidiaries, the “Pedevco Group Companies” and each, a “Pedevco Group Company”), pursuant to which the Company issued Senior Secured Promissory Notes to each of the Investors (collectively, but excluding the Heartland Note as defined below, the “Notes”). On March 19, 2015, BRe WNIC 2013 LTC Primary transferred a portion of its Note to Heartland and the Company reissued a replacement note to Heartland (the “Heartland Note”). On April 1, 2015, BRe BCLIC Primary transferred the entirety of its Note to Senior Health Insurance Company of Pennsylvania (“SHIP” and, collectively with the Purchasers but excluding Heartland, the “Investors” and, together with the Agent, the “Creditor Parties” and each, a “Creditor Party”). Reference is also made to that certain Note and Security Agreement, dated April 10, 2014, as amended on February 23, 2015, issued by the Company to RJC (the “RJC Junior Note”). To the extent not defined herein, capitalized terms shall have the meaning ascribed to them in the NPA.

The Company has requested certain interest and principal deferrals from the Investors and the Investors are willing to grant such requests on the terms and conditions set forth herein. The Company and the Investors hereby agree to amend the terms of that certain Consent and Agreement, dated August 28, 2015, as amended January 29, 2016, entered into by the Company and each of BCLIC Sub, WNIC Primary, WNIC Sub, SHIP and RJC (collectively, the “Original Investors”) (the “Original Investors August 2015 Consent and Agreement”), as follows:

Original Investors August 2015 Consent and Agreement

The Original Investors hereby agree as follows (defined terms shall have the meaning ascribed to them in the Original Investors August 2015 Consent and Agreement):

Consent and Agreement

a.
Each of the (i) “Original Investor’s Interest Deferral,” the (ii) “Original Investor’s Principal Repayment Deferral,” and the (iii) “RJC Junior Note Interest Deferral” shall be extended for an additional one (1) month period through March 31, 2016, and the “Waiver Period” shall be similarly extended for an additional one (1) month period through February 29, 2016;
b.
17/17ths of the interest payments due to the Original Investors otherwise due and payable by the Company to the Original Investors under the Notes on March 1, 2016 shall be deferred until the Maturity Date, with no cash interest payments due to the Original Investors in March 2016;
c.
For the avoidance of doubt, all interest amounts deferred until the Maturity Date as described above shall be added to the principal outstanding amount of the applicable Notes on the first business day of the month immediately following the month in which such deferred interest accrued; and
d.
To the extent issuable under the Original Investors August 2015 Consent and Agreement, as amended, any Subsequent Warrants issuable to the Investors shall be issued within 30 days of April 1, 2016, subject to NYSE MKT additional listing approval.

For avoidance of doubt, nothing under this “Original Investors August 2015 Consent and Agreement” section shall amend or otherwise modify the terms and conditions of the Heartland Note, which the Original Investors agree and acknowledge is required to be modified separately. Except as modified hereunder, the terms of the Notes, as amended to date, shall remain in full force and effect.

Miscellaneous

For avoidance of doubt, nothing under this Consent and Agreement shall amend or otherwise modify the “Additional Agreements” agreed upon by the Company as set forth in the Consent and Agreement, dated January 29, 2016, entered into by and among the Company and the Investors.

The Investors hereby consent and agree that none of the amendments and modifications, or performance by the Company in accordance therewith, made hereunder, shall give rise to a breach or an event of default under the NPA, the Notes, the Heartland Note, the RJC Junior Note, or any other Transaction Documents, or otherwise trigger any right to prepayment under the NPA, the Notes, the Heartland Note, the RJC Junior Note, or any of the other Transaction Documents. This letter agreement shall be deemed to be a Transaction Document and any breach by any Pedevco Group Company of any “Additional Agreements” as described above shall be deemed to constitute a breach of a Transaction Document. Except as expressly described herein, nothing contained herein shall (a) limit in any manner whatsoever the Company’s obligation to comply with, and each Investors’ right to insist on the Company’s compliance with, each and every term of each Note, the Heartland Note, the RJC Junior Note, the NPA and each other Transaction Document, or (b) constitute a waiver of any event of default or any right or remedy available to any Investor, or of the Company’s or any other person’s obligation to pay and perform all of its obligations, in each case whether arising under the Notes, the Heartland Note, the NPA, the RJC Junior Note, or any other Transaction Document, applicable law and/or in equity, all of which rights and remedies howsoever arising are hereby expressly reserved, are not waived and may be exercised by Investors at any time, and none of which obligations are waived.

The Company hereby represents and warrants to the Agent and each of the Investors that on the date hereof and after giving effect to this Consent and Agreement, (i) each of the representations and warranties of the Company and the Subsidiaries in the NPA and the other Transaction Documents are and shall be true and correct in all material respects, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date and (ii) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of this Consent and Agreement.

Company hereby further confirms and agrees, on behalf of itself and each of its direct and indirect subsidiaries, that all security interests and liens granted to Agent and Investors pursuant to the Transaction Documents continue in full force and effect and shall continue to secure the Obligations (as defined in the Security Agreement), including all liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, under the Notes, the Heartland Note, the RJC Junior Note and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Investors as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

Consent and Agreement

Subject in each case to any other prior and still effective intercreditor agreements among the Investors that relate to payment priority, each of the Investors hereby further agrees that on and after the occurrence of an Event of Default and/or in connection with the distribution of proceeds from the sale or transfer of all or substantially all of the assets or equity of the Company, all accrued and unpaid interest deferred by any Investor pursuant to the Interest Deferral shall be repaid in full prior to repayment of any other indebtedness of the Company held by any other Investor.

[Signature Pages Follow]

Consent and Agreement

Except as specifically set forth herein, all terms and conditions of the NPA, the Notes, the RJC Junior Note, and other Transaction Documents shall remain in full force and effect.

Regards,

/s/ Clark R. Moore
Clark R. Moore
Executive Vice President and General Counsel
PEDEVCO Corp.

Consented and Agreed:

BAM ADMINISTRATIVE SERVICES LLC

By: /s/ Dhruv Narain

Name: Dhruv Narain

Title: Authorized Signatory

Date: March 7, 2016

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA
By: B Asset Manager, LP, its investment manager

By: /s/ Dhruv Narain

Name: Dhruv Narain

Title: Authorized Signatory

Date: March 7, 2016

BRE BCLIC SUB

By: /s/ David B. Young

Name: David B. Young

Title: Vice President

Date: March 7, 2016

BRE WNIC 2013 LTC PRIMARY

By: /s/ David B. Young

Name: David B. Young

Title: Vice President

Date: March 7, 2016

Consent and Agreement
Page 4\5

BRE WNIC 2013 LTC SUB

By: /s/ David B. Young

Name: David B. Young

Title: Vice President

Date: March 7, 2016

RJ CREDIT LLC

By: /s/ David Steinberg

Name: David Steinberg

Title: Authorized Signatory

Date: March 7, 2016